Exhibit 99
NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2006	770.4	796.9	803.1	978.6	3,349.0
2007	803.9	830.9	875.2

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2006	25.1	33.8	31.6	82.1	172.6
2007	15.0	17.2	34.0

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	9.9	9.0	7.7	7.7	34.3
2007	5.9	6.8	8.3

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	—	17.8	(2.4)	2.4	17.8
2007	0.4	(1.2)	(0.8)

	Income Before Taxes, Minority Interest, Extraordinary Gain (Loss) and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2006	15.2	7.0	26.3	72.0	120.5
2007	8.7	11.6	26.5

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	19.7%	34.3%	28.5%	20.7%	23.1%
2007	25.3%	14.7%	20.4%

	Net Income
	Q1	Q2	Q3	Q4	FY
2006	12.7	4.7	18.8	70.0	106.2
2007	6.6	9.9	21.1

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2006	(0.2)	—	—	1.0	0.8
2007	2.4	1.0	5.0

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2006	4.0	3.8	2.7	2.6	2.6
2007	2.7	1.8	6.1

		Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2006	14.8	15.1	16.0	16.8	62.7
2007	15.0	14.8	15.9

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2006	426.3	445.4	503.7	454.3	454.3
2007	502.0	510.2	582.9

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	18.6	13.3	12.8	29.9	74.6
2007	18.2	12.8	10.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2006	(13.0)	30.3	12.0	144.2	173.5
2007	(68.9)	41.9	(8.9)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2006	(13.2)	0.3	(23.8)	1.4	(35.3)
2007	(17.2)	(11.8)	(5.9)

NACCO Industries, Inc. — Consolidated
(in millions, except percentage data)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2006	(26.2)	30.6	(11.8)	145.6	138.2
2007	(86.1)	30.1	(14.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2006	(11.5)	(44.4)	4.6	(54.5)	(105.8)
2007	7.1	106.1	1.4

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2006	3.8	4.0	3.9	4.0	15.7
2007	4.0	4.1	4.1

	Total debt
	Q1	Q2	Q3	Q4	FY
2006	468.6	448.1	458.6	416.5	416.5
2007	431.9	547.3	550.8

	Equity
	Q1	Q2	Q3	Q4	FY
2006	692.8	705.5	719.7	793.1	793.1
2007	791.4	807.9	833.2

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2006	10.2%	9.1%	9.8%	14.7%	14.7%
2007	13.5%	13.8%	13.6%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2006	618.8	622.0	595.4	652.3	2,488.5
2007	633.2	654.6	655.9

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2006	89.3	86.2	85.2	86.7	347.4
2007	91.1	86.7	94.1

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2006	68.8	70.7	70.4	70.0	279.9
2007	80.9	78.5	83.2

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2006	20.5	15.5	14.8	16.7	67.5
2007	10.2	8.2	10.9

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	7.7	6.9	5.6	5.4	25.6
2007	4.7	4.9	5.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	(0.9)	16.3	(2.9)	(2.3)	10.2
2007	(1.2)	(1.8)	(2.0)

	Income (Loss) Before Taxes, Minority Interest and
	Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2006	13.7	(7.7)	12.1	13.6	31.7
2007	6.7	5.1	7.5

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	20.4%	28.6%	13.2%	-32.4%	-6.9%
2007	22.4%	11.8%	9.3%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2006	11.4	(5.4)	10.5	18.1	34.6
2007	5.3	4.5	6.8

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2006	(0.4)	—	—	(0.4)	(0.8)
2007	2.5	—	5.0

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2006	1.4	1.4	1.4	—	—
2007	0.9	0.5	5.3

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2006	9.7	10.2	10.6	11.2	41.7
2007	10.2	10.3	11.1

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2006	325.4	316.0	337.8	300.7	300.7
2007	354.7	362.4	415.5

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	8.4	11.1	9.8	12.8	42.1
2007	8.3	8.3	6.7

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2006	(17.7)	10.3	15.8	76.4	84.8
2007	(38.0)	24.4	(15.9)

NACCO Materials Handling Group — Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2006	(3.0)	(9.2)	(6.6)	(11.8)	(30.6)
2007	(7.5)	(7.6)	(2.1)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2006	(20.7)	1.1	9.2	64.6	54.2
2007	(45.5)	16.8	(18.0)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2006	0.7	(44.3)	0.5	(27.2)	(70.3)
2007	(6.5)	(0.8)	(3.5)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2006	—	—	—	5.0	5.0
2007	—	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2006	351.2	326.8	329.1	312.4	312.4
2007	310.1	311.9	306.7

	Equity
	Q1	Q2	Q3	Q4	FY
2006	445.3	450.4	460.0	476.7	476.7
2007	481.0	494.9	510.9

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2006	6.7%	3.7%	5.0%	7.7%	7.7%
2007	6.2%	8.1%	7.2%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2006	23.6	25.9	25.7	27.2	27.2
2007	30.0	30.0	30.5

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2006	21.7	22.2	20.8	23.1	87.8
2007	21.5	22.2	21.2

	Revenues - North America
	Q1	Q2	Q3	Q4	FY
2006	415.5	392.6	373.9	381.2	1,563.2
2007	371.2	382.0	380.5

	Revenues - North America - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	17.3%	4.3%	1.2%	-1.8%	5.0%
2007	-10.7%	-2.7%	1.8%

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2006	131.2	150.6	143.7	193.6	619.1
2007	181.2	188.8	187.9

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	-11.5%	-5.8%	28.4%	23.2%	7.2%
2007	38.1%	25.4%	30.8%

	Revenues - Asia-Pacific
	Q1	Q2	Q3	Q4	FY
2006	26.1	38.2	32.9	38.4	135.6
2007	38.3	38.0	54.5

	Revenues - Asia-Pacific - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	-22.3%	-0.5%	-6.3%	-6.8%	-8.6%
2007	46.7%	-0.5%	65.7%

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2006	572.8	581.4	550.5	613.2	2,317.9
2007	590.7	608.8	622.9

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	6.8%	1.2%	6.6%	4.5%	4.7%
2007	3.1%	4.7%	13.2%

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2006	78.6	77.5	75.0	79.3	310.4
2007	81.7	80.3	82.7

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2006	13.7%	13.3%	13.6%	12.9%	13.4%
2007	13.8%	13.2%	13.3%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2006	59.9	57.9	57.6	58.5	233.9
2007	67.7	65.4	74.5

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2006	10.5%	10.0%	10.5%	9.5%	10.1%
2007	11.5%	10.7%	12.0%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2006	18.7	19.6	17.4	20.8	76.5
2007	14.0	14.9	8.2

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2006	3.3%	3.4%	3.2%	3.4%	3.3%
2007	2.4%	2.4%	1.3%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	6.8	5.8	4.7	4.4	21.7
2007	3.7	3.9	4.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	(1.0)	16.3	(3.0)	(2.3)	10.0
2007	(1.2)	(1.9)	(2.0)

	Income Before Taxes, Minority Interest and Cumulative Effect of
	Accounting Changes
	Q1	Q2	Q3	Q4	FY
2006	12.9	(2.5)	15.7	18.7	44.8
2007	11.5	12.9	5.7

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	37.2%	17.6%	9.5%	27.1%	22.0%
2007	22.6%	19.4%	12.3%

NACCO Materials Handling Group — Wholesale
(in millions, except backlog, unit shipments and percentage data)

	Net Income
	Q1	Q2	Q3	Q4	FY
2006	10.0	(2.0)	13.3	22.4	43.7
2007	9.0	10.4	5.0

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2006	(0.4)	—	—	(0.4)	(0.8)
2007	2.5	—	5.0

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2006	1.4	1.4	1.4	—	—
2007	0.9	0.5	5.3

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2006	7.3	7.5	7.9	8.2	30.9
2007	7.7	7.7	9.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	6.3	8.4	6.4	11.2	32.3
2007	6.1	6.7	5.8

NACCO Materials Handling Group — Retail (net of eliminations)
(in millions, except percentage data)

	Revenues - Europe
	Q1	Q2	Q3	Q4	FY
2006	17.3	17.0	14.6	11.7	60.6
2007	13.7	14.2	15.8

	Revenues - Europe - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	-18.4%	-10.1%	-17.0%	-33.1%	-19.4%
2007	-20.8%	-16.5%	8.2%

	Revenues - Asia Pacific
	Q1	Q2	Q3	Q4	FY
2006	28.7	23.6	30.3	27.4	110.0
2007	28.8	31.6	17.2

	Revenues - Asia Pacific - %change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	8.3%	-4.1%	3.4%	-9.3%	-0.5%
2007	0.3%	33.9%	-43.2%

	Revenues - Consolidated
	Q1	Q2	Q3	Q4	FY
2006	46.0	40.6	44.9	39.1	170.6
2007	42.5	45.8	33.0

	Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY
2006	-3.6%	-6.7%	-4.3%	-18.0%	-8.2%
2007	-7.6%	12.8%	-26.5%

	Operating Profit (Loss) $
	Q1	Q2	Q3	Q4	FY
2006	1.8	(4.1)	(2.6)	(4.1)	(9.0)
2007	(3.8)	(6.7)	2.7

	Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY
2006	3.9%	-10.1%	-5.8%	-10.5%	-5.3%
2007	-8.9%	-14.6%	8.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	0.9	1.1	0.9	1.0	3.9
2007	1.0	1.0	0.9

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	0.1	—	0.1	—	0.2
2007	—	0.1	—

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2006	0.8	(5.2)	(3.6)	(5.1)	(13.1)
2007	(4.8)	(7.8)	1.8

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	n.m.	34.6%	22.2%	15.7%	30.5%
2007	22.9%	24.4%	n.m.

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2006	1.4	(3.4)	(2.8)	(4.3)	(9.1)
2007	(3.7)	(5.9)	1.8

Housewares — Consolidated *
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2006	117.9	135.7	169.6	288.3	711.5
2007	136.1	141.4	184.9

	Gross Profit
	Q1	Q2	Q3	Q4	FY
2006	28.6	32.9	42.4	84.1	188.0
2007	34.4	36.3	51.0

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2006	28.9	28.0	33.9	47.9	138.7
2007	38.6	38.6	37.7

	Operating Profit
	Q1	Q2	Q3	Q4	FY
2006	(0.3)	4.9	8.5	36.2	49.3
2007	(4.2)	(2.3)	13.3

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	1.2	1.1	1.5	1.7	5.5
2007	1.1	2.6	3.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	0.4	1.2	—	0.9	2.5
2007	0.1	0.2	0.9

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2006	(1.9)	2.6	7.0	33.6	41.3
2007	(5.4)	(5.1)	9.0

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	36.8%	38.5%	38.6%	36.9%	37.3%
2007	38.9%	39.2%	37.8%

	Net Income
	Q1	Q2	Q3	Q4	FY
2006	(1.2)	1.6	4.3	21.2	25.9
2007	(3.3)	(3.1)	5.6

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2006	0.2	—	—	1.4	1.6
2007	(0.1)	1.0	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2006	2.6	2.4	1.3	2.6	2.6
2007	1.8	1.3	0.8

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2006	1.7	1.6	1.8	2.2	7.3
2007	1.6	1.4	1.5

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2006	104.3	107.4	140.0	130.7	130.7
2007	121.3	122.5	144.8

Housewares — Consolidated *
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	0.8	1.2	2.1	2.0	6.1
2007	1.3	1.5	1.4

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2006	3.0	2.2	(7.5)	48.2	45.9
2007	(19.5)	(2.0)	(8.3)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2006	(0.8)	10.3	(16.3)	(2.1)	(8.9)
2007	(1.2)	(1.4)	(1.4)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2006	2.2	12.5	(23.8)	46.1	37.0
2007	(20.7)	(3.4)	(9.7)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2006	(3.7)	(10.6)	22.7	(43.5)	(35.1)
2007	17.7	3.5	9.3

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2006	6.0	17.0	—	—	23.0
2007	18.5	75.0	0.5

	Total debt
	Q1	Q2	Q3	Q4	FY
2006	59.4	65.9	88.7	45.2	45.2
2007	81.5	162.6	172.2

	Equity
	Q1	Q2	Q3	Q4	FY
2006	137.8	123.0	127.2	147.2	147.2
2007	122.1	44.7	48.7

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2006	15.0%	15.4%	14.6%	19.0%	19.0%
2007	18.1%	16.9%	20.8%

*	Housewares Consolidated includes Hamilton Beach, Kitchen Collection and the related intercompany eliminations.

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2006	95.5	113.6	136.1	201.5	546.7
2007	96.8	103.3	140.4

	Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY
2006	1.0%	2.1%	6.0%	4.2%	3.6%
2007	1.4%	-9.1%	3.2%

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2006	18.7	22.9	27.3	45.0	113.9
2007	17.3	19.6	30.1

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2006	19.6%	20.2%	20.1%	22.3%	20.8%
2007	17.9%	19.0%	21.4%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2006	17.5	16.4	17.9	19.6	71.4
2007	16.6	17.7	15.9

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2006	18.3%	14.4%	13.2%	9.7%	13.1%
2007	17.1%	17.1%	11.3%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2006	1.2	6.5	9.4	25.4	42.5
2007	0.7	1.9	14.2

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2006	1.3%	5.7%	6.9%	12.6%	7.8%
2007	0.7%	1.8%	10.1%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	1.1	1.0	1.3	1.4	4.8
2007	0.8	2.3	3.4

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	0.4	1.2	—	0.8	2.4
2007	0.1	0.2	0.7

	Income (Loss) Before Taxes
	Q1	Q2	Q3	Q4	FY
2006	(0.3)	4.3	8.1	23.2	35.3
2007	(0.2)	(0.6)	10.1

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	33.3%	37.2%	38.3%	36.6%	37.1%
2007	50.0%	33.3%	37.6%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2006	(0.2)	2.7	5.0	14.7	22.2
2007	(0.1)	(0.4)	6.3

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2006	0.2	—	—	1.4	1.6
2007	(0.1)	1.0	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2006	2.6	2.4	1.3	2.6	2.6
2007	1.8	1.3	0.8

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2006	1.3	1.2	1.3	1.7	5.5
2007	1.0	0.8	1.0

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2006	90.3	92.9	119.0	114.5	114.5
2007	93.6	91.8	115.0

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	0.6	0.7	1.5	1.4	4.2
2007	0.7	0.8	0.8

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2006	8.0	4.1	(11.3)	27.9	28.7
2007	2.9	5.5	(9.6)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2006	(0.6)	10.8	(1.5)	(1.5)	7.2
2007	(0.6)	(0.7)	(0.8)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2006	7.4	14.9	(12.8)	26.4	35.9
2007	2.3	4.8	(10.4)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2006	(9.0)	(13.0)	11.6	(24.6)	(35.0)
2007	(4.5)	(4.9)	10.6

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2006	6.0	17.0	—	—	23.0
2007	18.5	110.0	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2006	51.2	55.3	66.9	42.2	42.2
2007	56.3	164.0	174.4

	Equity
	Q1	Q2	Q3	Q4	FY
2006	125.5	111.8	116.6	130.2	130.2
2007	108.3	(1.4)	3.8

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2006	15.3%	15.8%	15.0%	18.0%	18.0%
2007	18.8%	20.6%	28.7%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Number of stores
	Q1	Q2	Q3	Q4	FY
2006	196	197	202	280	280
2007	273	271	269

	Average sales per store
	Q1	Q2	Q3	Q4	FY
2006	0.1	0.1	0.2	0.3	0.6
2007	0.1	0.1	0.2

	Revenues
	Q1	Q2	Q3	Q4	FY
2006	23.5	23.2	34.5	89.5	170.7
2007	39.7	38.9	46.6

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2006	10.0	10.0	15.1	39.0	74.1
2007	17.1	16.7	20.9

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2006	42.6%	43.1%	43.8%	43.6%	43.4%
2007	43.1%	42.9%	44.8%

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2006	11.4	11.6	16.0	28.3	67.3
2007	22.0	20.9	21.8

	Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY
2006	48.5%	50.0%	46.4%	31.6%	39.4%
2007	55.4%	53.7%	46.8%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2006	(1.4)	(1.6)	(0.9)	10.7	6.8
2007	(4.9)	(4.2)	(0.9)

	Operating Profit %
	Q1	Q2	Q3	Q4	FY
2006	-6.0%	-6.9%	-2.6%	12.0%	4.0%
2007	-12.3%	-10.8%	-1.9%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	0.1	0.1	0.2	0.3	0.7
2007	0.3	0.4	0.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	—	—	0.1	—	0.1
2007	—	—	0.1

	Income Before Taxes
	Q1	Q2	Q3	Q4	FY
2006	(1.5)	(1.7)	(1.2)	10.4	6.0
2007	(5.2)	(4.6)	(1.5)

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	40.0%	41.2%	41.7%	39.4%	38.3%
2007	40.4%	39.1%	40.0%

	Net Income
	Q1	Q2	Q3	Q4	FY
2006	(0.9)	(1.0)	(0.7)	6.3	3.7
2007	(3.1)	(2.8)	(0.9)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2006	0.4	0.4	0.5	0.5	1.8
2007	0.6	0.6	0.5

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2006	14.4	14.8	21.2	16.5	16.5
2007	28.0	31.0	29.7

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	0.2	0.5	0.6	0.6	1.9
2007	0.6	0.7	0.6

The Kitchen Collection, Inc.
(in millions, except percentage data and number of stores)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2006	(5.0)	(1.9)	3.8	20.3	17.2
2007	(22.4)	(7.7)	1.4

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2006	(0.2)	(0.5)	(14.8)	(0.6)	(16.1)
2007	(0.6)	(0.7)	(0.6)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2006	(5.2)	(2.4)	(11.0)	19.7	1.1
2007	(23.0)	(8.4)	0.8

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2006	5.3	2.4	11.1	(18.9)	(0.1)
2007	22.2	8.4	(0.8)

	Total debt
	Q1	Q2	Q3	Q4	FY
2006	8.2	10.6	21.8	3.0	3.0
2007	25.2	33.6	32.8

	Equity
	Q1	Q2	Q3	Q4	FY
2006	12.6	11.5	10.9	17.2	17.2
2007	14.0	11.2	10.3

	Return on Equity (3)
	Q1	Q2	Q3	Q4	FY
2006	11.3%	12.2%	9.4%	28.2%	28.2%
2007	11.3%	-2.3%	-3.9%

(1)	Net working capital is equal to accounts receivable, net plus inventories less accounts payable.

(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

The North American Coal Corporation
(in millions, except percentage data)

	Lignite tons delivered — Project mines
	Q1	Q2	Q3	Q4	FY
2006	6.4	6.5	7.2	7.3	27.4
2007	6.7	6.2	7.0

	Lignite tons delivered — Non-project mines
	Q1	Q2	Q3	Q4	FY
2006	1.8	2.0	2.1	2.1	8.0
2007	1.6	1.6	1.9

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2006	9.7	10.5	9.6	9.4	39.2
2007	10.7	9.7	8.6

	Revenues
	Q1	Q2	Q3	Q4	FY
2006	33.7	39.2	38.1	38.0	149.0
2007	34.6	34.9	34.4

	Gross Profit $
	Q1	Q2	Q3	Q4	FY
2006	3.5	11.0	6.4	6.1	27.0
2007	5.5	6.4	5.7

	Gross Profit %
	Q1	Q2	Q3	Q4	FY
2006	10.4%	28.1%	16.8%	16.1%	18.1%
2007	15.9%	18.3%	16.6%

	Earnings of unconsolidated project
	mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2006	8.9	9.1	9.4	8.6	36.0
2007	9.3	8.6	9.8

	Operating Expenses
	Q1	Q2	Q3	Q4	FY
2006	6.1	6.2	4.9	(15.7)	1.5
2007	5.3	2.0	4.9

	Operating Expenses as a % of the sum of Gross Profit
	plus Earnings of unconsolidated project mining
	subsidiaries
	Q1	Q2	Q3	Q4	FY
2006	49.2%	30.8%	31.0%	n.m.	2.4%
2007	35.8%	13.3%	31.6%

	Operating Profit $
	Q1	Q2	Q3	Q4	FY
2006	6.3	13.9	10.9	30.4	61.5
2007	9.5	13.0	10.6

	Operating Profit as a % of the sum of Gross
	Profit plus Earnings of unconsolidated project
	mining subsidiaries
	Q1	Q2	Q3	Q4	FY
2006	50.8%	69.2%	69.0%	n.m.	97.6%
2007	64.2%	86.7%	68.4%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	1.9	1.9	1.7	1.8	7.3
2007	1.6	1.2	1.8

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	—	—	—	(0.1)	(0.1)
2007	—	—	—

	Income Before Taxes and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2006	4.4	12.0	9.2	28.7	54.3
2007	7.9	11.8	8.8

	Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY
2006	15.9%	17.5%	35.9%	29.6%	26.9%
2007	13.9%	16.9%	11.4%

	Net Income
	Q1	Q2	Q3	Q4	FY
2006	3.7	9.9	5.9	20.2	39.7
2007	6.8	9.8	7.8

The North American Coal Corporation
(in millions, except percentage data)

	Depreciation, depletion and
	amortization expense
	Q1	Q2	Q3	Q4	FY
2006	3.3	3.3	3.6	3.4	13.6
2007	3.2	3.0	3.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2006	9.4	0.9	0.9	15.1	26.3
2007	8.5	2.9	2.6

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2006	20.7	7.4	5.0	5.6	38.7
2007	11.6	8.8	17.8

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2006	(9.4)	(0.8)	(0.9)	15.3	4.2
2007	(8.4)	(2.8)	(2.3)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2006	11.3	6.6	4.1	20.9	42.9
2007	3.2	6.0	15.5

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2006	(11.1)	(5.2)	(5.6)	(17.0)	(38.9)
2007	(5.7)	(2.0)	(20.9)

	Dividends to NACCO
	Q1	Q2	Q3	Q4	FY
2006	6.3	1.8	6.6	8.3	23.0
2007	21.9	5.5	5.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2006	109.4	106.0	107.1	101.2	101.2
2007	117.4	121.0	105.0

	Equity
	Q1	Q2	Q3	Q4	FY
2006	59.1	62.7	59.9	60.0	60.0
2007	61.0	66.0	68.5

	Return on Equity (2)
	Q1	Q2	Q3	Q4	FY
2006	19.4%	29.2%	35.0%	60.9%	60.9%
2007	70.7%	69.0%	70.7%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.

(2)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2006	(1.4)	(0.5)	(2.6)	(1.2)	(5.7)
2007	(0.5)	(1.7)	(0.8)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	(0.9)	(0.9)	(1.1)	(1.2)	(4.1)
2007	(1.5)	(1.9)	(2.3)

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2006	0.5	0.3	0.5	3.9	5.2
2007	1.5	0.4	0.3

	Income (Loss) Before Taxes, Extraordinary Gain (Loss) and Cumulative Effect of Accounting Changes
	Q1	Q2	Q3	Q4	FY
2006	(1.0)	0.1	(2.0)	(3.9)	(6.8)
2007	(0.5)	(0.2)	1.2

	Extraordinary Gain (Loss)
	Q1	Q2	Q3	Q4	FY
2006	—	—	—	12.8	12.8
2007	—	—	—

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2006	(1.2)	(1.4)	(1.9)	10.5	6.0
2007	(2.2)	(1.3)	0.9